Exhibit 10.2

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of February 8, 2006 (this “Amendment”), by and among BARNES GROUP INC. (“BGI”), BARNES GROUP SWITZERLAND GMBH, NEVIS BRANCH (“Barnes Switzerland” and together with BGI, the “Borrowers”, and each individually, a “Borrower”), BANK OF AMERICA, N.A. and the other lending institutions party thereto (the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent for itself and such other lending institutions (the “Administrative Agent”), amends certain provisions of the Second Amended and Restated Revolving Credit Agreement, dated as of January 11, 2006, among the Borrowers, the Administrative Agent and the Lenders, with Banc of America Securities LLC, as Arranger, KeyBank National Association, as Syndication Agent and HSBC Bank USA National Association and Webster Bank, National Association as Co-Documentation Agents (as amended and in effect from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the parties desire to amend the Credit Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendments to the Credit Agreement.

§1.1. Amendments to Section 9.3 of the Credit Agreement. Section 9.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately following clause (k), (ii) deleting “.” at the end of clause (l) and substituting “; and” therefor, and (iii) inserting the following new clause (m) at the end of the subsection:

“(m) Investments by BGI in Capital Stock of any Person, in an aggregate amount not to exceed $30,000,000 outstanding at any time.”

§2. Affirmation and Acknowledgment. Each Borrower hereby ratifies and confirms all of its Obligations to the Administrative Agent, including, without limitation, the Loans, and each Borrower hereby affirms its absolute and unconditional promise to pay to the Administrative Agent the Loans and all other amounts due under the Credit Agreement as amended hereby.

§3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent as follows:

(a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, as amended by this Amendment, and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

(c) Authority, Etc. The execution and delivery by each of the Borrowers of this Amendment and the performance by each of the Borrowers of all of their agreements and obligations under the Credit Agreement as amended and the other Loan Documents hereby are (i) within the corporate (or equivalent company) authority of such Person, (ii) have been or will be (prior to becoming a party thereto) duly authorized by all necessary corporate (or the equivalent company) proceedings, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or any of their Subsidiaries and (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon any the Borrowers or any of their Subsidiaries.

(d) Enforceability of Obligations. The execution and delivery of this Amendment, the Credit Agreement as amended and the other Loan Documents hereby constitute the valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default. No Default or Event of Default has occurred and is continuing.

§4. Conditions. This Amendment shall become effective on the date upon the Administrative Agent’s receipt of counterparts of this Amendment, executed and

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delivered by each of the Borrowers, the Required Lenders, and the Administrative Agent.

§5. Miscellaneous Provisions

§5.1. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement and the Loan Documents, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement and the Loan Documents shall be read and construed as one instrument.

§5.2. THIS AMENDMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

§5.3. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

§5.4. BGI hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including legal fees).

§5.5. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

BARNES GROUP INC.

By:	/S/ William C. Denninger
William C. Denninger
Senior Vice President, Finance and Chief Financial Officer

By:	/S/ Lawrence W. O’Brien
Lawrence W. O’Brien
Vice President, Treasurer

BARNES GROUP SWITZERLAND GmbH

By:	/S/ William C. Denninger
William C. Denninger
Director

S-1 (Amendment No. 1)

BANK OF AMERICA, N.A., individually, as Issuing Bank and as Swing Line Lender

By:	/S/ Kenneth S. Struglia
Kenneth S. Struglia
Director

BANK OF AMERICA, N.A., as Administrative Agent

By:	/S/ Matthew C. Correia
Matthew C. Correia
AVP

S-2 (Amendment No. 1)

HSBC BANK USA NATIONAL ASSOCIATION, individually and as Co-Documentation Agent

By:	/S/ Robert H. Rogers
Name:	Robert H. Rogers
Title:	First Vice President

S-3 (Amendment No. 1)

KEYBANK NATIONAL ASSOCIATION, individually and as Syndication Agent

By:	/S/ Suzannah Harris
Name:	Suzannah Harris
Title:	Vice President

S-4 (Amendment No. 1)

MELLON BANK, N.A.

By:	/S/ William M. Feathers
Name:	William M. Feathers
Title:	Vice President

S-5 (Amendment No. 1)

WEBSTER BANK, NATIONAL ASSOCIATION, individually and as Co-Documentation Agent

By:	/S/ Carol Carver
Name:	Carol Carver
Title:	Vice President

S-6 (Amendment No. 1)

THE BANK OF NEW YORK

By:	/S/ Kenneth P. Sneider, Jr.
Name:	Kenneth P. Sneider, Jr.
Title:	Vice President

S-7 (Amendment No. 1)

COMERICA BANK

By:	/S/ Stacey V. Judd
Name:	Stacey V. Judd
Title:	Vice President

S-8 (Amendment No. 1)

JPMORGAN CHASE BANK, N.A., f/k/a Bank One, NA (Main Office Chicago)

By:	/S/ Peter M. Killea
Name:	Peter M. Killea
Title:	Vice President

S-9 (Amendment No. 1)

THE GOVERNOR & COMPANY OF THE BANK OF IRELAND

By:	/S/ Deirdre Reddan
Name:	Deirdre Reddan
Title:	Authorized Signatory

By:	/S/ Olivia Barriere
Name:	Olivia Barriere
Title:	Authorized Signatory

S-10 (Amendment No. 1)

BRANCH BANKING AND TRUST COMPANY

By:	/S/ Troy R. Weaver
Name:	Troy R. Weaver
Title:	Senior Vice President

S-11 (Amendment No. 1)

CALYON NEW YORK BRANCH

By:	/S/ James Gibson
Name:	James Gibson
Title:	Managing Director

By:	/S/ Michael Madnick
Name:	Michael Madnick
Title:	Director

S-12 (Amendment No. 1)